UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2021

Kun Peng International Ltd.

(Exact name of registrant as specified in its charter)

Nevada	333-169805	32-0538640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 2702, Building T1, The Han’s Plaza

No. 2 Ronghua South Road

Beijing Economic and Technological Zone, Beijing, PRC

(Address of Principal Executive Offices)

Registrant’s telephone number: +86-10-87227012

CX Network Group, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of MAO Xiangyi as Chief Executive Officer

On November 30, 2021, MAO Xiangyi submitted her resignation as the Chief Executive Officer of the Company to be effective on December 1, 2021. The Company’s Board has accepted the resignation. Ms. MAO has agreed to work with the Company on an orderly transition of her responsibilities to other members of management. A copy of Ms. MAO’s resignation letter is attached hereto as Exhibit 99.1.

Ms. MAO stated in her resignation letter that she was tendering her reservation for personal reasons, and not as the result of a disagreement with the Company or the Board of Directors, .

Election of ZHUANG Richun as Chief Executive Officer

Effective as of December 1, 2021, following the resignation of MAO Xiangyi, the Board of Directors elected ZHUANG Richun as the Chief Executive Officer of the Corporation to serve until the next meeting of the Board of Directors of the Corporation following the Annual Shareholder’s meeting or until his successor shall have been elected.

Mr. ZHUANG is a member of the Board of Directors of the Corporation. He obtained a bachelor’s degree in Political Studies from Heilongjiang Province National College in 1983. He started his career as a secretary at Heilongjiang Province Wangkui County Public Transport Bureau until 1989 and served in various positions with the Bureau until 1991, and then he transferred to Heilongjiang Daqing Long-distance Bus Station as Chief Dispatcher. In 2008, Mr. Zhuang was appointed as Vice President, Marketing of Wuxi Kangjiafu Technology Co., Ltd. He joined Beijing Luji Culture Media Co., Ltd as Chief Executive Officer in 2017, and in June 2020, he joined King Eagle (China) as a General Consultant focusing on enterprise operation and strategic planning. On May 14, 2021, Mr. Zhuang was appointed as a Director of the Corporation.

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibit is filed with this report:

Exhibit Number	Description

99.1	Resignation Letter of MAO Xiangyi dated November 30, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6 2021
/s/ ZHANG Yuanyuan
	Name:	ZHANG Yuanyuan
	Title:	Chief Financial Officer